UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 20, 2004

United Fire & Casualty Company

(Exact name of registrant as specified in its charter)

Iowa	2-39621	42-0644327
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

118 Second Avenue, S.E., Cedar Rapids, Iowa	52407
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 319-399-5700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On September 20, 2004, we issued a press release announcing the estimated impact that a number of recent severe storms will have on our financial results for the third quarter of 2004. The release is furnished as Exhibit 99.1 hereto.

Item 9.01. Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Exhibits.

The following exhibits are furnished herewith.

Exhibit	99.1	Press Release, dated September 20, 2004, announcing the estimated impact that a number of recent severe storms will have on our financial results for the third quarter of 2004.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

United Fire & Casualty Company
(Registrant)

September 24, 2004
(Date)

/s/ Kent G. Baker
Kent G. Baker, Chief Financial Officer